UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2009

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On July 14, 2009, the Board of Directors of Dr Pepper Snapple Group, Inc. (the "Company") approved certain amendments to the advanced notice and voting provisions of the Company’s By-laws, as well as conforming and minor procedural changes, which became effective immediately upon approval. The principal amendments are set forth in Sections 6, 7, and 9 of Article II of the By-laws and are summarized as follows:

Article II, Sections 6 & 7 (Advance Notice Provisions) of the By-laws have been amended as follows:

A. Notice from stockholders to present proposals at annual meetings have been expanded to require the stockholder to provide the following:

• Description of arrangements between the stockholder and another person in connection with the proposal of business or director nominations.
• Description of arrangements entered into by the stockholder with the intent to mitigate loss, manage risk or benefit from changes in the stock price or increase or decrease the voting power of the stockholder.
• Updated notice within 5 business days after the record date with respect to certain information in the notice (shares owned as of the record date and the arrangements described in the bullet points above).

B. With respect to Section 6, a section (f) has been added requiring a stockholder submitting a proposal for inclusion in the Company’s proxy statement to comply with the notice requirements set forth in the SEC rules.

C. With respect to Section 7, a written statement executed by the nominee acknowledging that, as a director of the Company, such person will owe a fiduciary duty, under the General Corporation Law of Delaware, exclusively to the Company and its stockholders.

Article II, Section 9 (Voting) of the By-laws has been amended as follows:

A. Contested elections:

• Change from a majority voting standard to a plurality voting standard for contested elections.

B. Non-contested elections:

• Majority voting standard will be retained in non-contested elections.
• If an incumbent director does not receive a majority of votes the director must resign.
• Through procedures set forth in the proposed amendments, the Board of Directors of the Company will decide whether to accept the resignation and disclose its decision in a Form 8-K or press release.

The preceding summary is qualified in its entirety by reference to the full text of the Amended and Restated By-laws of the Company, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

July 16, 2009	By:	James L. Baldwin, Jr.

Name: James L. Baldwin, Jr.
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of Dr Pepper Snapple Group, Inc., as of July 14, 2009